Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT
THIS NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 16, 2019 (this “Amendment”), is entered into among FTD COMPANIES, INC., a Delaware corporation (the “Company”), INTERFLORA BRITISH UNIT, a company incorporated under the Laws of England & Wales (the “UK Borrower”, and together with the Company, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., in its capacities as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrowers, the Guarantors, the Lenders and Bank of America, N.A., in its capacities as the Administrative Agent, Swing Line Lender and L/C Issuer, are parties to that certain Credit Agreement, dated as of July 17, 2013 (as amended or modified prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as provided herein (the Existing Credit Agreement, as amended hereby, the “Credit Agreement”).
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.    Consent, Acknowledgement and Reaffirmation. By such Person’s signature below, each of the Loan Parties hereby: (a) acknowledges and consents to this Amendment and the terms and provisions hereof; (b) acknowledges and agrees that, as of the Effective Date (defined below), the Outstanding Amount of the Loans and L/C Obligations constitute valid and subsisting obligations of the Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind; (c) reaffirms the covenants and agreements contained in each Loan Document to which such Person is party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated hereby; (d) reaffirms that each of the Liens created and granted in or pursuant to the Loan Documents in favor of the Administrative Agent for the benefit of the holders of the Obligations is valid and subsisting, and acknowledges and agrees that this Amendment shall in no manner impair or otherwise adversely affect such Liens, except as explicitly set forth herein; (e) acknowledges that this Amendment is limited to the extent specifically set forth herein and shall not be deemed a waiver of, or a consent to a departure from, any other term, covenant, provision or condition set forth in the Credit Agreement; and (f) confirms that each Loan Document to which such Person is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the effectiveness of this Amendment, all references in such Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean the Credit Agreement and the other Loan Documents, as the case may be, as in effect and as modified by this Amendment.
2.    Amendments.
(a)    Section 2.05(b)(viii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(viii)    Limited Availability Period. Each Borrower shall immediately prepay Revolving A Loans, Revolving B Loans and/or Swing Line Loans made to it, and/or the Company shall Cash Collateralize the L/C Obligations, in an aggregate amount as is necessary to cause the sum of the Total Revolving A Outstandings plus the Outstanding Amount of all Revolving B Loans to not exceed the following amounts for the periods set forth therein:

Period	Amount
May 1, 2019 - May 10, 2019	$170,000,000
May 11, 2019 - May 14, 2019	$165,000,000
May 15, 2019 - May 16, 2019	$80,000,000
May 17, 2019 - May 24, 2019	$80,000,000
May 25, 2019 - June 1, 2019	$85,000,000
June 2, 2019 - June 7, 2019	$130,000,000
June 8, 2019 - June 14, 2019	$135,000,000
June 15, 2019 - June 28, 2019	$150,000,000
June 29, 2019 - July 5, 2019	$155,000,000
July 6, 2019 - Maturity Date	$167,500,000

; it being understood that availability in excess of $150,000,000 from and after July 6, 2019 will be subject to the Company’s 13-week cash forecast supporting any borrowing above such level.
3.    Effectiveness; Conditions Precedent. This Amendment shall be and become effective as of date hereof (the “Effective Date”) when all of the conditions set forth in this Section 3 shall have been satisfied.
(a)    Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of each Borrower, each Guarantor, the Administrative Agent and the Required Lenders.
(b)    Fee Letter. The Administrative Agent shall have received a counterpart of a fee letter, in form and substance satisfactory to the Administrative Agent, duly executed by the Company.
(c)    Organization Documents, Resolutions, Etc. The Administrative Agent shall have received the following, in form and substance satisfactory to the Administrative Agent:

(i)    copies of the Organization Documents of each U.S. Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such U.S. Loan Party to be true and correct as of the Effective Date (or a certification that such Organization Documents have not been amended since the Second Amendment Effective Date);
(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each U.S. Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such U.S. Loan Party is a party (or, with respect to incumbency certificates, a certification that the Responsible Officers listed on the incumbency certificates delivered on the Second Amendment Effective Date have not changed);
(iii)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each U.S. Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation; and
(iv)    in relation to the UK Borrower, (A) a copy of a resolution of the board of directors of the UK Borrower (1) approving the terms of, and the transactions contemplated by, this Amendment and resolving that it execute this Amendment, (2) authorizing a specified person or persons to execute this Amendment on its behalf, and (3) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with this Amendment; (B) a certificate of the UK Borrower (signed by a director) confirming that the constitutional documents and resolution of the board of directors of the UK Borrower are correct, complete and in full force and effect as at a date no earlier than the date of this Amendment; and (C) copies of the Organization Documents of the UK Borrower (or a certification that such Organization Documents have not been amended since the Second Amendment Effective Date).
(d)    KYC; Beneficial Ownership Certification. Upon the reasonable request of any Lender made at least five days prior to the Closing Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act. If any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower shall deliver to the Administrative Agent and the Lenders, a Beneficial Ownership Certification in relation to such Borrower
(e)    Fees. The Company shall have paid to the Administrative Agent, for its own account and for the account of the Lenders executing this Amendment, as applicable, all fees required to be paid in connection with this Amendment.
4.    Key Employee Agreements.  The Loan Parties agree that, without the prior written consent of the Required Lenders, none of the Loan Parties or their subsidiaries shall make any payments to employees or officers of any of the Loan Parties pursuant to any key employee incentive program or key employee retention program or other similar arrangement using any Collateral, proceeds of Collateral or proceeds of any Credit Extensions; provided that the foregoing shall not apply to sales incentive programs or commissions earned in the ordinary course of the Loan Parties’ operations, in each case consistent with past practices.
5.    Expenses. The Loan Parties agree to reimburse, on the Effective Date and thereafter upon demand therefor, the Administrative Agent for all reasonable documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the (a) reasonable documented fees and expenses of Moore & Van Allen PLLC, and (b) the reasonable and documented fees and expenses of FTI Consulting, Inc.
6.    Ratification; Acknowledgment. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.
7.    Representations. Each Loan Party represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    The execution and delivery of this Amendment does not violate, contravene or conflict with any provision of its Organization Documents.
(d)    The Obligations are not subject to any offsets, defenses or counterclaims.
(e)    No Default exists on and as of the Effective Date.
(f)    After giving effect to this Amendment, the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct) as of the Effective Date unless they specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct) as of such earlier date.
(g)    As of the Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
8.    Lender Representations, Warranties and Covenant. Each Lender party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in Section 10.12 of the Credit Agreement are true and correct as of the Effective Date. Each Lender party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in Section 10.12 of the Credit Agreement.
9.    Successors and Assigns; No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No other

Person shall have or be entitled to assert rights or benefits under this Amendment, other than the non-party members of the Lender Group (defined below) with respect to the provisions of Section 12 and Section 13 (which members of the Lender Group are intended to be third party beneficiaries of this Amendment).
10.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
11.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
12.    Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Amendment or the other Loan Documents.
13.    Release. In consideration of the agreements of the Administrative Agent and the Required Lenders set forth in this Amendment, the Loan Parties hereby release and forever discharge the Administrative Agent, each L/C Issuer, the Swing Line Lender, the Lenders and the Administrative Agent’s, each L/C Issuer’s, the Swing Line Lender’s and each Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (collectively, the “Lender Group”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Loan Documents through and including the Effective Date, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Loan Parties may have or claim to have against any member of the Lender Group.
14.    No Actions, Claims. Each Loan Party represents, warrants, acknowledges and confirms that, as of the Effective Date, it has no knowledge of any action, cause of action, claim, demand, damage or liability of whatever kind or nature, in law or in equity, against any member of the Lender Group arising from any action by such Persons, or failure of such Persons to act, under or in connection with any of the Loan Documents.
15.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.
16.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:	FTD COMPANIES, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President and Chief Financial Officer

UK BORROWER:	INTERFLORA BRITISH UNIT,
a company incorporated under the Laws
of England & Wales
By: /s/ Rhys J. Hughes
Name: Rhys J. Hughes
Title: Director

GUARANTORS:	FLORISTS’ TRANSWORLD DELIVERY, INC.,
a Michigan corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer
FTD GROUP, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer
FTD, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer
FTD.CA, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer

NINTH AMENDMENT
FTD COMPANIES, INC.

FTD.COM INC.,
a Florida corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer
PROVIDE COMMERCE, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer
PROVIDE CARDS, INC.,
a California corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer
PROVIDE CREATIONS, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer
GIFTCO, LLC,
a Delaware limited liability company
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer
FTD MOBILE, INC.,
a Delaware corporation
By: /s/ Steven Barnhart
Name: Steven Barnhart
Title: Executive Vice President, Chief Financial Officer and Treasurer

NINTH AMENDMENT
FTD COMPANIES, INC.

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Gavin Shak
Name: Gavin Shak
Title: Assistant Vice President

NINTH AMENDMENT
FTD COMPANIES, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender
By: /s/ John Schuessler
Name: John Schuessler
Title: Senior Vice President

NINTH AMENDMENT
FTD COMPANIES, INC.

BMO HARRIS BANK N.A.,
as a Lender
By: /s/ Megan Tripodi
Name: Megan Tripodi
Title: Vice President

NINTH AMENDMENT
FTD COMPANIES, INC.

BANK OF MONTREAL,
as a Lender
By: /s/ Megan Tripodi
Name: Megan Tripodi
Title: Vice President

NINTH AMENDMENT
FTD COMPANIES, INC.

COMPASS BANK,
as a Lender
By: /s/ Jon McCurdy
Name: Jon McCurdy
Title: SVP

NINTH AMENDMENT
FTD COMPANIES, INC.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Terry A. Graffis
Name: Terry A. Graffis
Title: Vice President

NINTH AMENDMENT
FTD COMPANIES, INC.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Fred Schimel
Name: Fred Schimel
Title: Vice President

NINTH AMENDMENT
FTD COMPANIES, INC.

MUFG UNION BANK, N.A.,
as a Lender
By: /s/ Lauren Hom
Name: Lauren Hom
Title: Director

NINTH AMENDMENT
FTD COMPANIES, INC.

AGCOUNTRY FARM CREDIT SERVICES, PCA (f/k/a FCS COMMERCIAL FINANCE GROUP, FOR AGCOUNTRY FARM CREDIT SERVICES, PCA), as a Lender

By: /s/ Eric Born
Name: Eric Born
Title: Vice President

NINTH AMENDMENT
FTD COMPANIES, INC.

COMPEER FINANCIAL, PCA successor to 1st FARM CREDIT SERVICES, PCA, as a Lender

By: /s/ Kevin Buente
Name: Kevin Buente
Title: Principal Credit Officer

NINTH AMENDMENT
FTD COMPANIES, INC.